UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 11, 2004
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                             AMERICAN BILTRITE INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-4773                    04-1701350
----------------------------   ---------------------        -------------------
(State or other jurisdiction   (Commission File No.)          (IRS Employer
      of Incorporation)                                     Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 237-6655
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2004, American Biltrite Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 2.02 of Form 8-K and is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number       Description

99.1         Press release of American Biltrite Inc. dated November 11, 2004



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 15, 2004              AMERICAN BILTRITE INC.


                                     By: /s/ Howard N. Feist III
                                         -----------------------
                                         Name: Howard N. Feist III
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description

99.1            Press release of American Biltrite Inc. dated November 11,
                2004